Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST II SERIES 1994-B

KEY PERFORMANCE FACTORS
May 31, 1998



        Expected B Maturity                         9/15/99


        Blended Coupon                               5.60207%



        Excess Protection Level
          3 Month Average   5.49%
            May, 1998   4.88%
            April, 1998   5.83%
            March, 1998   5.77%


        Cash Yield                                  17.95%


        Investor Charge Offs                         5.01%


        Base Rate                                    8.05%


        Over 35 Day Delinquency                      5.17%


        Seller's Interest                           13.80%


        Total Payment Rate                          13.68%


        Total Principal Balance                     $ 35,599,996,121.04


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,911,601,602.55